UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number   811-07702

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31, 2022

Date of reporting period: March 31, 2022

Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2022, originally filed with the Securities and Exchange Commission on May 27, 2022 (Accession Number 0001104659-22-065706). The purpose of this amendment is to update Items 4(e)(1), 11(b) and Item 4(d) of the registrant’s certifications required by Item 13(a)(2).

Items 11(b) and 4(d) are amended to reflect the correct full period covered by the report. Item 4(e)(1) is amended to reflect the correct response of “Not Applicable” related to this disclosure.

Item I. Reports to Stockholders.

(a)	A copy of the Annual Report to Stockholders for the period ended 3/31/22 is included with this Form.

ValueLine*funds*

Annual Report

March 31, 2022

Value Line Small Cap Opportunities Fund, Inc.

Investor Class (VLEOX)

Institutional Class (VLEIX)

Value Line Asset Allocation Fund, Inc.

Investor Class (VLAAX)

Institutional Class (VLAIX)

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This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this annual report finds you and your family safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended March 31, 2022.
The annual period was highlighted by each Fund being recognized for both its long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the one- and 10-year periods ended March 31, 2022 (small growth category), as measured by Morningtar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the small growth category among 580 funds as of March 31, 2022 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low.i

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended March 31, 2022 (allocation 50% to 70% equity category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the allocation 50% to 70% equity category among 660 funds as of March 31, 2022 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of Above Average.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each Fund.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended March 31, 2022, especially given the newsworthy events of the annual period.
Economic Review
The U.S. economy increasingly re-opened during the annual period, recovering from COVID-19 lockdowns despite the pandemic’s persistence and yet more new and contagious variants emerging. U.S. Gross Domestic Product (GDP) growth for the fourth quarter of 2021 registered an annualized rate of 6.9%, compared to 2.3% in the third calendar quarter and 6.7% in the second calendar quarter. Many professional forecasters expected U.S. GDP to grow at an annualized rate of between 1.5% and 1.8% in the first quarter of 2022, as Russia’s invasion of Ukraine likely precipitated a slowed growth rate due to higher inflation expectations, more aggressive monetary policy tightening and an erosion of consumer purchasing power. (According to the U.S. government’s advance estimate released on April 28, 2022, U.S. GDP decreased at an annualized rate of 1.4% for the first quarter of 2022, surprising many.)
For the annual period overall, the labor market was rather healthy, with the U.S. recovering approximately 6.5 million non-farm payroll jobs, and the U.S. unemployment rate falling from 6.0% at the end of March 2021 to 3.6% at the end of March 2022, the lowest since February 2020. Also, the labor force participation rate edged up in March 2022 to 62.4%, the highest level seen since March 2020. Manufacturing slowed a bit but remained strong despite intransigent disruptions in the global supply chain, exacerbated by distribution bottlenecks, factory shutdowns, clogged container ship routes and a shortage of truck drivers causing significant delays in the delivery of goods amidst ongoing high demand. The Institute for Supply Management (ISM) Manufacturing Survey reached a reading of 64.7 at the start of the annual period, the highest level since December 1983, and ended the annual period with a reading of 57.1, its lowest reading since September 2020 but still an indicator of expansion in the overall economy for the 22nd month in a row. Services, the largest sector of the U.S. economy and most hard hit during the peak of the COVID-19 pandemic, similarly experienced a recovery. The ISM Services Index registered readings above 60 through the first half of the annual period, having fallen to 41.8 in April 2020. In March 2022, the ISM Services Index registered a reading of 58.3, representing the 22nd straight month of growth for the services sector and an increase from the prior few months, as the economy shook off some of the winter weakness caused by the two different variants of Omicron and supported by Americans returning to restaurants, movies, sports stadiums, travel and more.
All that said, inflation remained the dominant theme during the annual period, as the combination of strong consumer demand for goods and services, a breakdown in the supply chain and central banking monetary policies during the pandemic — exacerbated by Russia’s invasion of Ukraine — led to a significant increase in consumer prices across a wide swath of industries. The Consumer Price Index (CPI) increased from a year-over-year growth rate of 2.6% at the start of the annual period to 8.5% in March 2022, the largest 12-month advance since December 1981. The CPI’s energy sub-index rose 32.0% during the annual period. The sub-index for gasoline rose 48.0% during the annual period, and the sub-index for natural gas rose 21.6%. The sub-index for electricity rose 11.1% for the 12 months ended March 2022. The food sub-index accelerated 8.8%, the largest 12-month advance since May 1981. Core CPI, which measures consumer prices for all items less food and energy, rose 6.5% for the year ended March 2022.

Increased inflation prompted the U.S. Federal Reserve (the Fed) to begin raising its targeted federal funds rate — by 25 basis points in mid-March 2022, its first such interest rate hike since December 2018. (A basis point is 1/100th of a percentage point.) Fed officials also indicated an aggressive path ahead. Further, the Fed began tapering its quantitative easing asset purchases in an effort to counteract increasing inflation. The Fed’s balance sheet had doubled during the COVID-19 pandemic from approximately $4.5 trillion to about $9 trillion as it sought to ensure financial market liquidity. However, the Fed announced in November 2021 it would begin to taper its large-scale asset purchases by $15 billion per month. In light of higher than consensus expected inflation, it then announced in December 2021 it would double the monthly reduction in purchases to $30 billion per month in January 2022. In January 2022, the Fed announced its purchases would end in March 2022, at which point its balance sheet would stop growing. The Fed stated in March it expects to actually begin reducing its holdings of Treasury securities and agency mortgage-backed securities in the near term but did not yet state when. At an anticipated runoff rate of $95 billion per month, it could take several years for the Fed’s balance sheet to return to pre-pandemic levels. Additionally, the Fed stated at its March meeting “the invasion of Ukraine by Russia is causing tremendous human and economic hardship. The implications for the U.S. economy are highly uncertain, but in the near term the invasion and related events are likely to create additional upward pressure on inflation and weigh on economic activity.”
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 15.65% during the 12 months ended March 31, 2022, though this masked heightened volatility. U.S. equities rallied strongly in the second quarter of 2021 for a fifth consecutive calendar quarter of positive returns for the S&P 500® Index amid a backdrop of improving COVID-19 vaccination rates, accelerating economic growth, a broader re-opening of the economy and robust corporate earnings. Concerns about rising inflation led to a brief stretch of volatility mid-way through the quarter, but the Fed reassured the markets its monetary policy would remain accommodative for an extended period. As a result, the S&P 500® Index finished June 2021 at a then-all-time high. The U.S. equity market continued to perform reasonably well in July and August during which the prospects of improving economic growth and rising corporate profits outweighed concerns about the COVID-19 Delta variant. However, in September, the U.S. equity market faced a less favorable scenario, including a persistent increase in inflation, worsening supply chain bottlenecks and instability in China’s property market. In addition, the Fed indicated it was likely to announce a tapering of its quantitative easing program before calendar year end. The result was a U.S. equity market downturn in September that erased almost all of the advance of the prior two months. In fact, September 2021 was the worst-performing month for the S&P 500® Index since the start of the pandemic in March 2020. The S&P 500® Index eked out a return of just 0.58% for the third quarter of 2021.
U.S. equities surged during the fourth quarter of 2021, with the S&P 500® Index rebounding to an 11.03% return despite a number of potential headwinds. Risk sentiment was bolstered by robust equity inflows, strong corporate earnings, favorable economic data, signing of an approximately $1 trillion infrastructure bill into law, and extremely accommodative financial conditions. Such positive factors overrode the emergence of the COVID-19 Omicron variant, which was contagious enough to raise concerns that a new wave of lockdowns could be necessary. Further, inflation continued to rise against a backdrop of supply and labor shortages, rising energy prices and high demand for goods and services. In turn, the Fed shifted policy, announcing an accelerated tapering of its asset purchases and preparing the financial markets for the likelihood of multiple interest rate increases in 2022. Following seven consecutive quarters of gains, the S&P 500® Index lost ground in the first quarter of 2022. Most impactful was Russia’s invasion of Ukraine, which weighed on the outlook for global economic growth and heightened concerns about supply chains. Further, the resulting sanctions from the West contributed to a spike in commodity prices, especially oil, which fueled expectations of even higher inflation. In turn, investors began to factor in the possibility of more aggressive interest rate hikes by the Fed over the remainder of 2022. While there was a rather strong relief rally in the last two weeks of March, the S&P 500® Index posted a -4.60% return for the first quarter of 2022.
For the annual period overall, large-cap stocks performed best, followed by mid-cap stocks, with these two segments of the U.S. equity market posting positive returns. The small-cap segment was weakest, generating a negative return during the annual period. Growth stocks outperformed value stocks within the large-cap segment of the U.S. equity market, but value stocks significantly outperformed growth stocks in the mid-cap and small-cap segments of the U.S. equity market. (All as measured by the FTSE Russell indices.3)
Among the 11 sectors of the S&P 500® Index, 10 posted positive returns for the annual period. Energy was by far the strongest performing sector, followed at some distance by real estate and information technology, each of which posted a robust double-digit gain during the annual period. Communication services was the only sector to post a negative return during the annual period, but industrials and consumer discretionary, while posting single-digit positive returns, also significantly lagged the S&P 500® Index overall.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg US Aggregate Bond Index4, posted a return of  -4.15% during the annual period, significantly underperforming the broad U.S. equity market.
Sovereign yield curves in most developed and emerging market countries flattened5, led by the U.S., for the annual period overall. Short- and intermediate-term yields rose more than longer-term yields, driven by hawkish pivots by many major developed market central banks and ongoing rate hikes among select emerging markets central banks amid persistently high inflation. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Notably, however, the U.S. Treasury yield curve inverted during the first quarter of 2022 for the first time since 2006, meaning longer-term yields were lower than shorter-term yields. While often an indicator of a possible recession, such an inversion does not offer a reliable indicator for the timing of a recession, and we believe strong GDP and consumer spending, low unemployment and rising wages may well keep the U.S. economy from contracting in the near term. For the annual period as a whole, the yield on the three-month U.S. Treasury rose approximately 49 basis points to end the annual period at 0.52%, and the yield on the two-year U.S. Treasury increased approximately 212 basis points to end the annual period at 2.28%. The yield on the bellwether 10-year U.S. Treasury rose approximately 58 basis points to end the annual period at 2.32%. Yields on the 30-year U.S. Treasury increased approximately 3 basis points to end the annual period at 2.44%.
Most spread, or non-government bond, sectors posted negative returns that underperformed U.S. Treasuries during the annual period, as investors grappled with renewed COVID-19 uncertainty, heightened geopolitical tensions and the unknowns around the impact of each on economic growth — even as credit fundamentals remained solid. Emerging markets debt was weakest. Securitized assets, including mortgage-backed securities and asset-backed securities, also struggled as investors anticipated less support with the Fed beginning to tighten its monetary policy. Investment grade corporate bonds also lagged U.S. Treasuries, performing generally in line with the Bloomberg US Aggregate Bond Index for the annual period. An exception was high yield corporate bonds, which performed comparatively well, as investors favored the income advantage this sector offered. The only major fixed income sector to post a positive return for the annual period was Treasury inflation protected securities, boosted by escalating inflation.
* * *
Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

5

i
For Value Line Small Cap Opportunities Fund, Inc.: Ranked by Morningstar in the 25th percentile for one-year (614 funds), 64th percentile for three-year (580 funds), 68th percentile for five-year (521 funds) and 45th percentile for 10-year (391 funds) periods ended March 31, 2022. Three-star rating for 3-year (580 funds) and 5-year (521 funds) periods ended March 31, 2022 and four-star rating for 10-year (391 funds) and overall (580 funds) periods ended March 31, 2022. All in the Morningstar small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended March 31, 2022.

ii
For Value Line Asset Allocation Fund, Inc.: Ranked by Morningstar in the 36th percentile for one-year (705 funds), 43rd percentile for three-year (660 funds), 8th percentile for five-year (603 funds) and 11th percentile for 10-year (435 funds) periods ended March 31, 2022. Three-star rating for 3-year (660 funds) period ended March 31, 2022; five-star rating for 5-year (603 funds) period ended March 31, 2022; and four-star rating for 10-year (435 funds) and overall (660 funds) periods ended March 31, 2022. All in the allocation 50% to 70% equity category. Morningstar Return: Average for the 3-year period ended March 31 , 2022; High for the 5-year and 10-year periods ended March 31, 2022; and Above Average for the overall period ended March 31, 2022.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows. A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended March 31, 2022.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of  -3.34% during the 12 months ended March 31, 2022. This compares to the -5.79% return of the Fund’s benchmark, the Russell 2000® Index1, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While absolute returns disappointed, the Fund significantly outperformed the Russell 2000® Index on a relative basis during the 12-month reporting period due primarily to stock selection. Sector allocation had a rather neutral effect on relative results during the annual period.
Further, during the annual period, higher-quality stocks outpaced lower-quality, more speculative stocks within the broad U.S. equity market, as economic uncertainty and market volatility persisted. The Fund held more higher-quality stocks on average than did the Russell 2000® Index, supporting its outperformance.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had gains in seven of its 11 sectors during the annual period, while the Fund had absolute gains in three of the nine sectors in which it was invested. While the Russell 2000® Index had losses in fewer sectors, those losses were larger and in more heavily-weighted sectors.
Relative to the Russell 2000® Index, effective stock selection in health care contributed most positively to the Fund’s results. Underweighting this weak sector and, in particular, avoiding the especially flagging biotechnology industry during the annual period, also helped. The Fund also benefited from strong individual stock selection in the information technology and consumer discretionary sectors. Having an overweight to industrials, which outpaced the Russell 2000® Index during the annual period, added value as well. Only partially offsetting these positive contributors was weak stock selection in financials, consumer staples and materials, which detracted. Having no holdings in energy and utilities and only a modest exposure to real estate — which were the three strongest performing sectors in the Russell 2000® Index during the annual period — further dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the Fund’s relative results were data analytics and digital operations company ExlService Holdings and software and technology services company SPS Commerce. Each of these companies’ share price enjoyed a robust double-digit gain during the annual period, in each case because of stronger than expected operating results. Stamps.com also contributed strongly to the Fund’s relative results during the annual period. The shares of the Internet-based mailing and shipping services provider experienced a healthy double-digit gain upon its acquisition by private equity firm Thoma Bravo. The Fund received $330 per share in cash for its position in Stamps.com when the deal closed in early October 2021.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, among the stocks that detracted most from the Fund’s relative performance were positions in software company Everbridge, cloud-based call center software provider Five9 and developer and manufacturer of various products for food and animal safety Neogen. Each of these stocks posted a double-digit negative return, each hurt by weaker than expected operating results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

Did the Fund make any significant purchases or sales during the 12-month period?
The qualities we seek in new investments for the Fund include a favorable history of both earnings and stock price growth and what we consider to be strong recent operating performance. Among stocks new to the Fund’s portfolio during the annual period were workforce solutions and staffing services to hospitals and health care facilities provider AMN Healthcare and retail jeweler Signet Jewelers. Also, Consensus Cloud, which provides information delivery services with a software-as-a-service platform, joined the Fund’s portfolio after its spin-off from the Fund’s holding of Internet services provider J2Global, which was renamed Ziff Davis.
Conversely, eliminations from the Fund’s portfolio included two holdings whose market capitalizations had grown well beyond the Fund’s small-cap mandate — namely, Pool, a swimming pool supplies and equipment wholesaler, and Teledyne Technologies, an electronic subsystems and instrumentation provider. In addition, we sold the Fund’s position in specialty materials company Rogers Corp. after it received a takeover bid from DuPont.
Were there any notable changes in the Fund’s sector weightings during the 12-month period?
We shifted during the annual period from an overweight position to a rather neutral position relative to the Russell 2000® Index in consumer staples.
How was the Fund positioned relative to its benchmark index at the end of March 2022?
As of March 31, 2022, the Fund was overweighted relative to the Russell 2000® Index in the industrials, information technology, materials and consumer discretionary sectors. The Fund was underweighted relative to the Russell 2000® Index in the health care, financials, real estate and communication services sectors and had a rather neutral exposure relative to the Russell 2000® Index in consumer staples on the same date. The Fund had no exposure to the energy or utilities sectors on March 31, 2022.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2022 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Exponent, Inc.	163,700	$17,687,785	3.9%
Churchill Downs, Inc.	76,200	16,899,636	3.7%
RLI Corp.	131,900	14,592,097	3.2%
SPS Commerce, Inc.	104,500	13,710,400	3.0%
Stifel Financial Corp.	187,650	12,741,435	2.8%
Woodward, Inc.	102,000	12,740,820	2.8%
ExlService Holdings, Inc.	86,200	12,349,874	2.7%
J&J Snack Foods Corp.	69,900	10,841,490	2.4%
ePlus, Inc.	187,800	10,528,068	2.3%
RBC Bearings, Inc.	52,500	10,178,700	2.2%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investments In Securities*
*
Excludes short-term investments, if any.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2022 (unaudited) (continued)

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000 Index* (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Small Cap Opportunities Fund, Inc. and the Russell 2000® Index**

Performance Data:**
Average Annual Total Returns (For year ended 3/31/2022)
Investor Class	1 Yr	5 Yrs	10 Yrs	Since Inception 6/23/1993
Value Line Small Cap Opportunities Fund, Inc.	(3.34)%	11.78%	12.47%	11.59%
Russell 2000® Index*	(5.79)%	9.74%	11.04%	9.43%
Institutional Class	1 Yr	5 Yrs	Since Inception 11/2/2015
Value Line Small Cap Opportunities Fund, Inc.	(3.10)%	12.06%	11.75%
Russell 2000® Index*	(5.79)%	9.74%	10.54%

*
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments	March 31, 2022

Shares		Value
COMMON STOCKS 99.1%
COMMUNICATION SERVICES 0.8%
	SOFTWARE 0.8%
39,300	Ziff Davis, Inc.(1)	$3,803,454
CONSUMER DISCRETIONARY 13.8%
	APPAREL 1.2%
71,700	Crocs, Inc.(1)	5,477,880
	AUTO PARTS & EQUIPMENT 0.8%
46,000	Adient PLC(1)	1,875,420
16,500	Visteon Corp.(1)	1,800,645
		3,676,065
	COMMERCIAL SERVICES 0.9%
89,900	Monro, Inc.	3,986,166
	ENGINEERING & CONSTRUCTION 1.0%
24,400	TopBuild Corp.(1)	4,425,916
	ENTERTAINMENT 3.9%
76,200	Churchill Downs, Inc.	16,899,636
26,900	Penn National Gaming, Inc.(1)	1,141,098
		18,040,734
	HOME BUILDERS 2.0%
20,800	Cavco Industries, Inc.(1)	5,009,680
38,000	LCI Industries	3,944,780
		8,954,460
	HOUSEHOLD PRODUCTS 1.0%
23,000	Helen of Troy Ltd.(1)(2)	4,504,320
	LEISURE TIME 0.5%
26,700	Planet Fitness, Inc. Class A(1)	2,255,616
	RETAIL 2.5%
21,900	Asbury Automotive Group, Inc.(1)(2)	3,508,380
9,500	Lithia Motors, Inc.	2,851,140
12,500	Signet Jewelers Ltd.	908,750
19,800	Texas Roadhouse, Inc.	1,657,854
21,800	Wingstop, Inc.	2,558,230
		11,484,354
		62,805,511
CONSUMER STAPLES 3.3%
	COMMERCIAL SERVICES 0.2%
6,400	Medifast, Inc.	1,092,992
	FOOD 3.1%
59,200	Calavo Growers, Inc.	2,157,840
69,900	J&J Snack Foods Corp.	10,841,490
5,600	Lancaster Colony Corp.	835,240
		13,834,570
		14,927,562
Shares		Value
COMMON STOCKS 99.1% (continued)
FINANCIALS 11.0%
	BANKS 3.1%
206,496	First Financial Bankshares, Inc.	$9,110,603
38,900	Walker & Dunlop, Inc.	5,034,438
		14,145,041
	DIVERSIFIED FINANCIAL SERVICES 3.6%
34,700	Enova International, Inc.(1)	1,317,559
19,400	LendingTree, Inc.(1)	2,321,598
187,650	Stifel Financial Corp.	12,741,435
		16,380,592
	INSURANCE 4.3%
18,200	Primerica, Inc.	2,490,124
131,900	RLI Corp.	14,592,097
27,300	Selective Insurance Group, Inc.	2,439,528
		19,521,749
		50,047,382
HEALTHCARE 13.5%
	COMMERCIAL SERVICES 0.9%
40,651	AMN Healthcare Services, Inc.(1)	4,241,119
	HEALTHCARE PRODUCTS 6.3%
22,700	CONMED Corp.(2)	3,372,085
28,900	ICU Medical, Inc.(1)	6,434,296
20,300	iRhythm Technologies, Inc.(1)	3,196,641
220,462	Neogen Corp.(1)	6,799,048
56,200	Omnicell, Inc.(1)	7,277,338
5,574	STERIS PLC	1,347,626
		28,427,034
	HEALTHCARE SERVICES 6.3%
19,000	Chemed Corp.	9,624,450
71,300	Ensign Group, Inc.	6,417,713
8,100	LHC Group, Inc.(1)	1,365,660
15,900	Medpace Holdings, Inc.(1)	2,601,081
38,000	Select Medical Holdings Corp.	911,620
77,800	US Physical Therapy, Inc.	7,737,210
		28,657,734
		61,325,887
INDUSTRIALS 30.6%
	AEROSPACE/DEFENSE 1.0%
31,000	Aerojet Rocketdyne Holdings, Inc.(1)	1,219,850
50,300	Mercury Systems, Inc.(1)	3,241,835
		4,461,685
Shares		Value
COMMON STOCKS 99.1% (continued)
INDUSTRIALS 30.6% (continued)
	BUILDING MATERIALS 3.9%
123,700	AAON, Inc.	$6,893,801
26,500	Lennox International, Inc.	6,833,290
64,000	Trex Co., Inc.(1)	4,181,120
		17,908,211
	COMMERCIAL SERVICES 3.2%
15,100	ASGN, Inc.(1)	1,762,321
36,200	FTI Consulting, Inc.(1)(2)	5,691,364
21,200	Insperity, Inc.	2,128,904
48,700	TriNet Group, Inc.(1)	4,790,132
		14,372,721
	COMPUTERS 1.2%
5,300	CACI International, Inc. Class A(1)	1,596,678
41,700	Science Applications International Corp.	3,843,489
		5,440,167
	DISTRIBUTION/WHOLESALE 0.6%
16,500	SiteOne Landscape Supply, Inc.(1)	2,667,885
	ELECTRICAL EQUIPMENT 1.4%
85,700	EnerSys	6,390,649
	ELECTRONICS 2.8%
102,000	Woodward, Inc.	12,740,820
	ENGINEERING & CONSTRUCTION 4.4%
24,900	Dycom Industries, Inc.(1)	2,371,974
163,700	Exponent, Inc.	17,687,785
		20,059,759
	FOOD SERVICE 0.8%
198,800	Healthcare Services Group, Inc.	3,691,716
	HAND/MACHINE TOOLS 0.3%
9,141	Regal Rexnord Corp.	1,359,998
	MACHINERY — DIVERSIFIED 3.8%
23,300	Applied Industrial Technologies, Inc.	2,391,978
13,500	Kadant, Inc.	2,621,565
37,600	Toro Co.	3,214,424
53,147	Watts Water Technologies, Inc. Class A	7,418,790
41,000	Zurn Water Solutions Corp.	1,451,400
		17,098,157
	METAL FABRICATE/HARDWARE 2.2%
52,500	RBC Bearings, Inc.(1)	10,178,700

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS 99.1% (continued)
INDUSTRIALS 30.6% (continued)
	MISCELLANEOUS MANUFACTURERS 2.3%
19,400	Carlisle Cos., Inc.	$4,770,848
26,400	EnPro Industries, Inc.	2,580,072
27,600	John Bean Technologies Corp.	3,269,772
		10,620,692
	RETAIL 0.6%
57,900	Rush Enterprises, Inc. Class A	2,947,689
	TEXTILES 0.7%
16,200	Unifirst Corp.	2,985,336
	TRANSPORTATION 1.1%
33,800	Landstar System, Inc.	5,098,054
	TRUCKING & LEASING 0.3%
11,500	GATX Corp.	1,418,295
		139,440,534
INFORMATION TECHNOLOGY 21.3%
	COMMERCIAL SERVICES 0.5%
36,600	Alarm.com Holdings, Inc.(1)	2,432,436
	COMPUTERS 5.7%
86,200	ExlService Holdings, Inc.(1)	12,349,874
47,900	MAXIMUS, Inc.	3,590,105
30,500	Qualys, Inc.(1)	4,343,505
51,400	Rapid7, Inc.(1)(2)	5,717,736
		26,001,220
	ELECTRICAL EQUIPMENT 0.5%
9,200	Littelfuse, Inc.	2,294,572
	ELECTRONICS 1.3%
60,000	Itron, Inc.(1)	3,160,800
28,500	TD SYNNEX Corp.	2,941,485
		6,102,285
	INTERNET 2.3%
187,800	ePlus, Inc.(1)	10,528,068
	MISCELLANEOUS MANUFACTURERS 0.6%
26,200	Fabrinet(1)	2,754,406
	SEMICONDUCTORS 0.8%
17,000	Synaptics, Inc.(1)	3,391,500
	SOFTWARE 9.6%
79,300	ACI Worldwide, Inc.(1)	2,497,157
28,500	Concentrix Corp.	4,746,960
13,100	Consensus Cloud Solutions, Inc.(1)	787,703
54,700	Everbridge, Inc.(1)	2,387,108
83,900	Five9, Inc.(1)	9,262,560
Shares		Value
COMMON STOCKS 99.1% (continued)
INFORMATION TECHNOLOGY 21.3% (continued)
	SOFTWARE 9.6% (continued)
47,100	LivePerson, Inc.(1)(2)	$1,150,182
104,500	SPS Commerce, Inc.(1)	13,710,400
76,400	Workiva, Inc.(1)	9,015,200
		43,557,270
		97,061,757
MATERIALS 4.8%
	CHEMICALS 2.1%
29,900	Balchem Corp.	4,087,330
26,700	Quaker Chemical Corp.(2)	4,614,027
6,800	Sensient Technologies Corp.	570,860
		9,272,217
	PACKAGING & CONTAINERS 2.7%
30,200	AptarGroup, Inc.	3,548,500
190,600	Silgan Holdings, Inc.	8,811,438
		12,359,938
		21,632,155
TOTAL COMMON STOCKS (Cost $245,867,844)		451,044,242
SHORT-TERM INVESTMENTS 2.4%
	MONEY MARKET FUNDS 2.4%
4,182,189	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(3)	4,182,189
6,483,239	State Street Navigator Securities Lending Government Money Market Portfolio(4)	6,483,239
		10,665,428
TOTAL SHORT-TERM INVESTMENTS (Cost $10,665,428)		10,665,428
TOTAL INVESTMENTS IN SECURITIES 101.5% (Cost $256,533,272)		$461,709,670
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (1.5)%		(6,661,263)
NET ASSETS 100%		$455,048,407

(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of March 31, 2022, the market value of the securities on loan was $12,309,656.

(3)
Rate reflects 7 day yield as of March 31, 2022.

(4)
Securities with an aggregate market value of  $12,309,656 were out on loan in exchange for collateral including $6,483,239 of cash collateral as of

March 31, 2022. The collateral was invested in a cash collateral reinvestment vehicle.

See Notes to Financial Statements.

March 31, 2022

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2022 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$451,044,242	$—	$—	$451,044,242
Short-Term Investments	10,665,428	—	—	10,665,428
Total Investments in Securities	$461,709,670	$—	$—	$461,709,670

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended March 31, 2022.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 5.70% during the 12 months ended March 31, 2022. The Fund underperformed the 7.73% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg US Aggregate Bond Index (the “Bloomberg Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund’s relative results are attributable to both the equity portfolio underperforming the S&P 500® Index and the fixed income portfolio underperforming the Bloomberg Index during the reporting period. That said, as the 15.65% return of the S&P 500® Index significantly outpaced the -4.15% return of the Bloomberg Index during the annual period, asset allocation had a positive effect on the Fund’s relative results during the annual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund underperformed its benchmark, the S&P 500® Index, on a relative basis due primarily to stock selection overall. Sector allocation contributed positively, albeit modestly.
Broadly speaking, there was a market rotation within the U.S. equity market away from growth-oriented stocks and toward value-oriented stocks, especially during the second half of the annual period. However, the equity portion of the Fund favors higher-quality, growth-oriented stocks with historically consistent track records. Such an emphasis detracted from the Fund’s relative results during the annual period as a whole.
More specifically, the equity portion of the Fund was hurt most by weak stock selection in the information technology and materials sectors. Having no exposure to energy, which was by far the strongest sector in the S&P 500® Index during the annual period, also hurt. Only partially offsetting these detractors was the equity portion of the Fund’s effective stock selection in the industrials and financials sectors, which contributed positively. Having no holdings in communication services, which was the weakest sector in the S&P 500® Index during the annual period, also helped.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Among the stocks that detracted most from the equity portion of the Fund’s relative results were those it did not own but which were the largest positive contributors to the S&P 500® Index during the annual period — technology hardware company Apple, three-dimensional graphics processors developer NVIDIA and software giant Microsoft.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the equity portion of the Fund’s relative results were Facebook and Instagram parent company Meta Platforms and payment transaction services provider PayPal Holdings. Each of these companies experienced a double-digit share price decline during the annual period, detracting significantly from the S&P 500® Index’s returns, but the equity portion of the Fund did not hold positions in either and so they proved to be positive contributors to relative results. Also, better than expected operating performance boosted the respective share prices of Fund holdings Republic Services, an environmental services and waste management provider, and Aon, a professional services firm. Each generated a robust double-digit gain during the annual period.

Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, we established a new position in the equity portion of the Fund’s portfolio in Exponent, a small-cap company that operates as a science and engineering consulting firm within the industrials sector. We also initiated a position in Stryker, a medical technology company. In our view, each features a solid long-term history of consistent gains in earnings and stock price.
Among those names sold from the equity portion of the Fund during the annual period were aluminum packaging solutions supplier Ball Corp., integrated provider of traditional solid waste and recycling services Waste Connections and insurance company Progressive. We believed each had become less consistent in delivering long-term earnings and stock price growth.
Were there any notable changes in the equity portion of the Fund’s sector weightings during the 12-month period?
During the 12-month period ended March 31, 2022, the equity portion of the Fund’s allocation relative to the S&P 500® Index in health care shifted from a rather neutral exposure to an overweight position. The equity portion of the Fund’s allocation relative to the S&P 500® Index in materials shifted from an overweight to an underweight during the annual period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of March 2022?
As of March 31, 2022, the equity portion of the Fund was overweighted relative to the S&P 500® Index in information technology, industrials, financials and health care and was underweighted relative to the S&P 500® Index in the consumer staples, consumer discretionary, utilities and materials sectors. The equity portion of the Fund was rather neutrally weighted relative to the S&P 500® Index in real estate and had no exposure to the energy or communication services sectors on March 31, 2022.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration shorter than that of the Bloomberg Index for most of the annual period, as a more aggressive U.S. Federal Reserve signaled plans for several interest rate hikes to combat rising inflation. As interest rates did rise during the annual period, this positioning proved beneficial, especially in the first quarter of 2022 when the fixed income market experienced its largest quarterly loss in more than 40 years due to a sharp rise in inflation, rising COVID-19 cases and Russia’s invasion of Ukraine. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning did not have a meaningful effect on the fixed income portion of the Fund’s performance during the annual period.
Which fixed income market segments most significantly affected Fund performance?
Sector allocation positioning within the fixed income portion of the Fund generated mixed results, with an overweight to commercial mortgage-backed securities adding value but an overweight to the corporate bond sector detracting. The corporate bond sector was challenged during the annual period by the generally risk-off* environment that dominated. However, within the corporate bond sector, the fixed income portion of the Fund’s overweight to BBB-rated bonds contributed positively, as this segment of the sector slightly outperformed other investment grade ratings categories during the annual period. Further, having an underweight to long-term corporate bonds helped, as there was significant spread widening within this segment of the sector. (Spread widening indicates that the difference between the yield on U.S. Treasuries and the yield on corporate bonds increased.)
Issue selection contributed positively to relative results overall. Several high yield corporate bond holdings performed especially strongly. Also among the fixed income portion of the Fund’s strongest positive contributors during the annual period were asset-backed securities, commercial mortgage-backed securities, short-duration corporate bonds and U.S. Treasuries with maturities of less than three years. The biggest detractors were longer-duration corporate bonds and mortgage-backed securities.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the 12-month period?
We increased the fixed income portion of the Fund’s exposure to mortgage-backed securities, which positively impacted performance. We also increased allocations to structured securities and to investment grade corporate bonds. We reduced the fixed income portion of the Fund’s position in taxable municipal bonds, which also proved beneficial, as this sector lagged in the risk-off environment that dominated the annual period. We also decreased the fixed income portion of the Fund’s allocation to U.S. Treasuries, which added value overall, though the slight lengthening of duration within the sector was a modest detractor from performance. We maintained the fixed income portion of the Fund’s overweight to commercial mortgage-backed securities, which contributed positively, but we reduced the overweight during the annual period, which dampened relative results.

VALUE LINE ASSET ALLOCATION FUND, INC.

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of March 2022?
As of March 31, 2022, the fixed income portion of the Fund was significantly overweight relative to the Bloomberg Index in corporate bonds, both investment grade and high yield, with more modest overweights in commercial mortgage-backed securities and taxable municipal debt. The fixed income portion of the Fund was significantly underweight relative to the Bloomberg Index in U.S. Treasuries and rather neutrally weighted to the securitized sector, including mortgage-backed securities and asset-backed securities. At the end of the annual period, the fixed income portion of the Fund maintained a shorter duration than that of the Bloomberg Index
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At the end of March 2022, the Fund had a weighting of approximately 67% in stocks, 28% in fixed income securities and 5% in cash equivalents. This compares to Fund weightings of approximately 60% in stocks, 36% in fixed income securities and 4% in cash equivalents at the end of March 2021. The allocation to stocks ranged from 58% to 69% during the annual period, as we sought to take advantage of short-term market swings to buy and sell stocks, while use sales of fixed income securities as a source of proceeds. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer model and other factors.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. The equity portion of the Fund favors mid-cap companies and the lower range of the large-cap company spectrum. In our view, this is the “sweet spot,” where we seek to find firms that have already established long-term winning records and yet still have plenty of room to grow. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund and determine asset allocation, we will continue to carefully monitor any significant changes in global and domestic economic growth trends, geopolitical risks, supply/demand factors, fundamentals and shifting monetary policy stances by central banks globally for their potential impact on the financial markets.

*
”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2022 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
S&P Global, Inc.	99,719	$40,902,739	2.9%
Danaher Corp.	136,737	40,109,064	2.8%
Intercontinental Exchange, Inc.	289,913	38,303,306	2.7%
Thermo Fisher Scientific, Inc.	60,000	35,439,000	2.5%
Cintas Corp.	82,900	35,264,831	2.5%
Intuit, Inc.	72,810	35,009,960	2.5%
Teledyne Technologies, Inc.	69,900	33,036,837	2.3%
MasterCard, Inc.	80,000	28,590,400	2.0%
Roper Technologies, Inc.	59,100	27,908,793	2.0%
Adobe, Inc.	59,900	27,291,638	1.9%
Asset Allocation – Percentage of Net Assets

Common Stock Sectors – Percentage of Common Stocks*

Information Technology
39.4%
Industrials
18.1%
Financials
16.2%
Healthcare
15.3%
Consumer Discretionary
3.2%
Utilities
2.2%
Materials
1.9%
Real Estate
1.9%
Consumer Staples
1.8%

*
Excludes short-term investments, if any.

Bonds & Notes Sectors – Percentage of All Bonds & Notes*

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2022 (unaudited) (continued)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the S&P 500® Index* and the 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index**, (the “Indexes”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc., the S&P 500® Index and the 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index*

Performance Data:**
Average Annual Total Returns (For year ended 3/31/2022)
Investor Class	1 Yr	5 Yrs	10 Yrs	Since Inception 8/24/1993
Value Line Asset Allocation Fund, Inc.	5.70%	10.84%	9.68%	9.73%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index**	7.73%	10.45%	9.68%	8.20%
S&P 500® Index*	15.65%	15.99%	14.64%	10.49%
Institutional Class	1 Yr	5 Yrs	Since Inception 11/2/2015
Value Line Asset Allocation Fund, Inc.	5.98%	11.11%	10.12%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index**	7.73%	10.45%	9.90%
S&P 500® Index*	15.65%	15.99%	15.08%

*
The S&P 500® Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

**
The 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments	March 31, 2022

Shares		Value
COMMON STOCKS 67.3%
CONSUMER DISCRETIONARY 2.1%
	DISTRIBUTION & WHOLESALE 1.0%
34,800	Pool Corp.	$14,715,180
	RETAIL 1.1%
4,200	Domino’s Pizza, Inc.	1,709,442
234,394	TJX Cos., Inc.	14,199,589
		15,909,031
		30,624,211
CONSUMER STAPLES 1.2%
	RETAIL 1.2%
30,000	Costco Wholesale Corp.	17,275,500
FINANCIALS 10.9%
	COMMERCIAL SERVICES 2.9%
99,719	S&P Global, Inc.	40,902,739
	DIVERSIFIED FINANCIAL SERVICES 2.7%
289,913	Intercontinental Exchange, Inc.	38,303,306
	INSURANCE 5.3%
70,100	American Financial Group, Inc.	10,207,962
83,700	Aon PLC Class A	27,255,231
234,400	Arch Capital Group Ltd.(1)	11,349,648
332,256	Berkley (W.R.) Corp.	22,124,927
43,100	RLI Corp.	4,768,153
		75,705,921
		154,911,966
HEALTHCARE 10.3%
	BIOTECHNOLOGY 0.5%
13,600	Bio-Rad Laboratories, Inc. Class A(1)	7,659,928
	ELECTRONICS 0.5%
5,300	Mettler-Toledo International, Inc.(1)	7,277,907
	HEALTHCARE PRODUCTS 7.3%
4,900	Cooper Cos., Inc.	2,046,191
136,737	Danaher Corp.	40,109,064
36,800	IDEXX Laboratories, Inc.(1)	20,131,808
19,371	Stryker Corp.	5,178,837
60,000	Thermo Fisher Scientific, Inc.	35,439,000
		102,904,900
	HEALTHCARE SERVICES 2.0%
17,000	Charles River Laboratories International, Inc.(1)	4,827,490
33,700	Chemed Corp.	17,070,735
Shares		Value
COMMON STOCKS 67.3% (continued)
HEALTHCARE 10.3% (continued)
	HEALTHCARE SERVICES 2.0% (continued)
26,900	IQVIA Holdings, Inc.(1)	$6,219,549
		28,117,774
		145,960,509
INDUSTRIALS 12.2%
	AEROSPACE & DEFENSE 1.7%
38,400	TransDigm Group, Inc.(1)	25,019,136
	BUILDING MATERIALS 0.2%
9,500	Lennox International, Inc.	2,449,670
	COMMERCIAL SERVICES 4.0%
82,900	Cintas Corp.	35,264,831
103,000	CoStar Group, Inc.(1)	6,860,830
130,874	Rollins, Inc.	4,587,134
45,600	Verisk Analytics, Inc.	9,787,128
		56,499,923
	DISTRIBUTION & WHOLESALE 0.5%
56,500	Copart, Inc.(1)	7,089,055
	ENGINEERING & CONSTRUCTION 0.3%
36,000	Exponent, Inc.	3,889,800
	ENVIRONMENTAL CONTROL 1.8%
192,627	Republic Services, Inc.	25,523,077
	SOFTWARE 2.0%
59,100	Roper Technologies, Inc.	27,908,793
	TRANSPORTATION 1.7%
91,300	Union Pacific Corp.	24,944,073
		173,323,527
INFORMATION TECHNOLOGY 26.5%
	AEROSPACE & DEFENSE 2.3%
69,900	Teledyne Technologies, Inc.(1)	33,036,837
	COMMERCIAL SERVICES 0.8%
18,700	Gartner, Inc.(1)	5,562,502
45,887	Global Payments, Inc.	6,279,177
		11,841,679
	COMPUTERS 3.2%
72,751	Accenture PLC Class A	24,533,820
155,100	CGI, Inc.(1)	12,381,633
29,000	EPAM Systems, Inc.(1)	8,601,690
		45,517,143
Shares		Value
COMMON STOCKS 67.3% (continued)
INFORMATION TECHNOLOGY 26.5% (continued)
	DIVERSIFIED FINANCIAL SERVICES 2.0%
80,000	MasterCard, Inc. Class A	$28,590,400
	SEMICONDUCTORS 0.8%
21,565	Monolithic Power Systems, Inc.	10,473,689
	SOFTWARE 16.8%
59,900	Adobe, Inc.(1)	27,291,638
24,700	ANSYS, Inc.(1)	7,845,955
147,600	Cadence Design Systems, Inc.(1)	24,274,296
51,600	Fair Isaac Corp.(1)	24,069,336
106,787	Fidelity National Information Services, Inc.	10,723,551
177,000	Fiserv, Inc.(1)	17,947,800
72,810	Intuit, Inc.	35,009,960
13,400	Paycom Software, Inc.(1)	4,641,492
81,000	Salesforce.com, Inc.(1)	17,197,920
45,925	ServiceNow, Inc.(1)	25,575,173
59,800	Synopsys, Inc.(1)	19,929,546
52,737	Tyler Technologies, Inc.(1)	23,462,164
		237,968,831
	TELECOMMUNICATIONS 0.6%
34,100	Motorola Solutions, Inc.	8,259,020
		375,687,599
MATERIALS 1.3%
	CHEMICALS 1.0%
81,000	Ecolab, Inc.	14,301,360
	PACKAGING & CONTAINERS 0.3%
31,800	AptarGroup, Inc.	3,736,500
		18,037,860
REAL ESTATE 1.3%
	REITS 1.3%
6,600	Equinix, Inc. REIT	4,894,692
174,700	Equity LifeStyle Properties, Inc.	13,361,056
		18,255,748
UTILITIES 1.5%
	ELECTRIC 1.5%
253,776	NextEra Energy, Inc.	21,497,365
TOTAL COMMON STOCKS (Cost $582,298,995)		955,574,285

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
ASSET-BACKED SECURITIES 0.7%
$1,500,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(2)	$1,495,825
1,000,000	Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06%, 4/15/33(2)	928,306
1,500,000	Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47%, 1/15/30(2)	1,516,234
142,137	GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3, 1.75%, 7/16/24	142,240
1,500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25	1,494,272
120,557	Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.90%, 10/16/23	121,032
1,000,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, 11/25/31(2)	993,395
3,250,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(2)	3,082,673
336,962	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.91%, 7/17/23	338,011
TOTAL ASSET-BACKED SECURITIES (Cost $10,838,515)		10,111,988
COMMERCIAL MORTGAGE-BACKED SECURITIES 2.5%
1,640,000	BANK, Series 2019-BN16, Class A4, 4.01%, 2/15/52	1,702,392
950,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	970,778
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 2.5% (continued)
$700,000	BANK, Series 2021-BN33, Class A3, 2.02%, 5/15/64	$647,167
1,500,000	BANK, Series 2021-BN37, Class A5, 2.62%, 11/15/64(3)	1,412,542
1,500,000	BANK, Series 2021-BN38, Class A4, 2.28%, 12/15/64	1,372,448
1,800,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K037, Class A2, 3.49%, 1/25/24	1,823,818
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	1,599,895
1,450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	1,486,680
1,240,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	1,236,808
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K056, Class A2, 2.53%, 5/25/26	991,753
1,320,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	1,315,512
875,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(3)	899,359
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	1,612,577
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 2.5% (continued)
$1,750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	$1,788,991
1,825,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	1,862,894
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K068, Class A2, 3.24%, 8/25/27	767,708
825,378	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A1, 3.25%, 11/25/27	839,018
1,650,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K073, Class A2, 3.35%, 1/25/28	1,700,451
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 4/25/28	1,060,035
1,775,326	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A1, 3.34%, 10/25/28	1,824,268
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(3)	786,050
1,400,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	1,463,441
1,903,741	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	1,870,047

See Notes to Financial Statements.

March 31, 2022

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 2.5% (continued)
$1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K102, Class A2, 2.54%, 10/25/29	$982,683
231,257	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(2)(3)	231,171
150,000	GNMA, Series 2013-12, Class B, 2.05%, 11/16/52(3)	143,329
1,000,000	Morgan Stanley Capital I Trust, Series 2021-L7, Class A4, 2.32%, 10/15/54	916,662
1,600,000	UBS Commercial Mortgage Trust, Series 2018-C10, Class A2, 3.56%, 5/15/51	1,606,646
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	391,020
13,244	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	13,234
336,516	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A4, 3.65%, 10/15/57	339,393
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $38,186,599)		35,658,770
CORPORATE BONDS & NOTES 9.6%
	BASIC MATERIALS 0.6%
1,090,000	ArcelorMittal SA, Senior Unsecured Notes, 4.25%, 7/16/29(4)	1,106,931
1,000,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	1,015,032
1,205,000	Freeport-McMoRan, Inc., Guaranteed Notes, 4.63%, 8/1/30	1,232,112
1,175,000	Nutrien Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	1,227,954
Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
	BASIC MATERIALS 0.6% (continued)
$770,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42	$826,695
1,200,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	1,163,531
1,135,000	Teck Resources Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	1,340,242
1,050,000	Westlake Corp., Senior Unsecured Notes, 3.60%, 8/15/26	1,064,157
		8,976,654
	COMMUNICATIONS 0.7%
1,155,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	1,025,198
1,250,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	1,297,697
1,325,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	1,393,635
1,150,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30	1,096,050
1,100,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	1,143,994
1,275,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	1,337,163
1,200,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31	1,131,000
1,225,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	1,220,281
		9,645,018
	CONSUMER, CYCLICAL 1.0%
1,275,000	American Honda Finance Corp., Senior Unsecured Notes, 1.00%, 9/10/25	1,188,632
1,250,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	1,279,406
Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
	CONSUMER, CYCLICAL 1.0% (continued)
$1,300,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(4)	$1,151,478
1,300,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	1,127,475
1,000,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	986,933
1,100,000	Dollar General Corp., Senior Unsecured Notes, 3.50%, 4/3/30	1,094,369
1,125,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	1,091,250
1,061,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	1,071,966
800,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	822,190
1,250,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 1.70%, 10/15/30	1,091,292
1,125,000	Newell Brands, Inc., Senior Unsecured Notes, 4.45%, 4/1/26	1,130,276
850,000	O’Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	860,426
733,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(4)	773,307
1,200,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	1,282,595
		14,951,595
	CONSUMER, NON-CYCLICAL 2.0%
1,126,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	1,170,094
1,310,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	1,301,367
1,200,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	1,157,269

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
	CONSUMER, NON-CYCLICAL 2.0% (continued)
$1,200,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	$1,332,311
1,250,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	1,260,668
1,300,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	1,133,267
1,375,000	Baxter International, Inc., Senior Unsecured Notes, 1.73%, 4/1/31	1,186,098
1,400,000	Becton Dickinson & Co., Senior Unsecured Notes, 3.70%, 6/6/27	1,422,407
1,075,000	Bunge Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	1,071,106
1,350,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	1,366,200
1,200,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	1,066,766
1,075,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	942,257
1,500,000	Diageo Capital PLC, Guaranteed Notes, 2.00%, 4/29/30	1,367,958
1,150,000	Global Payments, Inc., Senior Unsecured Notes, 2.90%, 5/15/30	1,061,521
1,050,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	1,093,365
1,300,000	Kroger Co., Senior Unsecured Notes, 2.65%, 10/15/26	1,269,077
1,125,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	1,082,325
1,250,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	1,329,260
1,175,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(4)	1,051,252
Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
	CONSUMER, NON-CYCLICAL 2.0% (continued)
$1,150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	$1,133,138
1,225,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	1,063,175
800,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	713,230
1,200,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	1,364,451
1,100,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	1,092,869
		28,031,431
	ENERGY 0.8%
1,275,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	1,317,596
1,100,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	1,056,040
1,400,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	1,244,946
1,125,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	1,192,226
1,100,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(4)	1,191,120
1,000,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	1,028,472
720,000	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.25%, 9/15/46	709,930
1,025,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	1,078,607
1,275,000	Schlumberger Finance Canada Ltd., Guaranteed Notes, 1.40%, 9/17/25(4)	1,211,687
Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
	ENERGY 0.8% (continued)
$850,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	$805,782
		10,836,406
	FINANCIAL 2.9%
1,275,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	1,167,093
1,375,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30(4)	1,419,325
1,350,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	1,326,301
1,400,000	Allstate Corp., Senior Unsecured Notes, 1.45%, 12/15/30	1,210,439
1,125,000	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, 9/30/24	1,175,253
1,375,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31	1,293,599
1,025,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	1,043,174
1,300,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30	1,234,444
903,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	1,028,476
1,000,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	1,016,224
1,150,000	Crown Castle International Corp., Senior Unsecured Notes, 3.80%, 2/15/28	1,150,232
1,000,000	Digital Realty Trust LP, Guaranteed Notes, 3.60%, 7/1/29(4)	995,583
1,100,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	1,120,236
1,150,000	Duke Realty LP, Senior Unsecured Notes, 4.00%, 9/15/28	1,175,943

See Notes to Financial Statements.

March 31, 2022

Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
	FINANCIAL 2.9% (continued)
$1,150,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	$1,033,131
1,150,000	Essex Portfolio LP, Guaranteed Notes, 3.00%, 1/15/30	1,101,189
1,000,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	1,012,970
1,100,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26(4)	1,118,597
1,250,000	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 2.80%, 8/19/29(4)	1,189,096
1,100,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	1,111,905
1,200,000	ING Groep NV, Senior Unsecured Notes, 3.95%, 3/29/27	1,216,433
1,320,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	1,367,820
1,100,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38%), 3.96%, 11/15/48(3)	1,124,970
1,350,000	KeyCorp, Senior Unsecured Notes, 2.55%, 10/1/29	1,276,603
1,500,000	Kimco Realty Corp., Senior Unsecured Notes, 2.25%, 12/1/31	1,343,598
1,125,000	Life Storage LP, Guaranteed Notes, 2.20%, 10/15/30	995,365
1,100,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	1,117,589
1,475,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	1,505,560
1,300,000	Northern Trust Corp., Senior Unsecured Notes, 1.95%, 5/1/30(4)	1,191,064
Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
	FINANCIAL 2.9% (continued)
$1,000,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	$1,008,137
1,100,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	1,022,088
1,175,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(3)(4)	1,198,712
1,250,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28(4)	1,298,160
1,150,000	Weyerhaeuser Co., Senior Unsecured Notes, 4.00%, 11/15/29	1,182,917
1,250,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	1,194,688
		40,966,914
	INDUSTRIAL 0.7%
1,315,000	Amphenol Corp., Senior Unsecured Notes, 2.20%, 9/15/31	1,169,600
1,250,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	1,162,845
1,200,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	1,239,502
1,000,000	Jabil, Inc., Senior Unsecured Notes, 3.60%, 1/15/30	968,893
1,075,000	John Deere Capital Corp., Senior Unsecured Notes, 2.45%, 1/9/30	1,027,601
1,200,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	1,250,064
1,025,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	887,895
1,150,000	Raytheon Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	1,204,299
1,200,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	1,190,325
		10,101,024
Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
	TECHNOLOGY 0.9%
$1,250,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	$1,182,812
1,300,000	Advanced Micro Devices, Inc., Senior Unsecured Notes, 2.38%, 6/1/30(4)	1,207,968
1,500,000	Analog Devices, Inc., Senior Unsecured Notes, 2.80%, 10/1/41(4)	1,347,304
1,125,000	Dell International LLC / EMC Corp., Senior Unsecured Notes, 4.90%, 10/1/26	1,181,509
1,150,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	1,214,821
1,350,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	1,417,003
1,350,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	1,292,436
1,000,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30	984,733
1,100,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30	976,665
1,210,000	salesforce.com, Inc., Senior Unsecured Notes, 2.70%, 7/15/41(4)	1,072,892
1,300,000	Western Digital Corp., Senior Unsecured Notes, 3.10%, 2/1/32	1,163,981
		13,042,124
TOTAL CORPORATE BONDS & NOTES (Cost $146,081,253)		136,551,166
LONG-TERM MUNICIPAL SECURITIES 0.6%
	CALIFORNIA 0.2%
500,000	City & County of San Francisco CA, GO, 2.60%, 6/15/37	474,304
500,000	City of Pasadena CA, Refunding Revenue Bonds, Ser. B, 2.77%, 5/1/34	471,050
1,500,000	San Diego Unified School District, GO, 2.61%, 7/1/36	1,356,069

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.6% (continued)
	CALIFORNIA 0.2% (continued)
$450,000	San Marcos California Unified School District, Refunding Revenue Bonds, GO, 3.17%, 8/1/38	$416,228
		2,717,651
	CONNECTICUT 0.1%
1,375,000	Hartford County Metropolitan District Clean Water Project Revenue, 2.17%, 4/1/34	1,201,313
	HAWAII 0.1%
1,300,000	State of Hawaii, GO, 1.71%, 8/1/28	1,206,832
	OREGON 0.1%
1,100,000	State of Oregon, GO, 2.38%, 5/1/36	1,021,536
1,085,000	Tri-County Metropolitan Transportation District of Oregon, Refunding Revenue Bonds, 2.50%, 9/1/30	1,051,121
500,000	Tri-County Metropolitan Transportation District of Oregon, Refunding Revenue Bonds, 2.86%, 9/1/41	455,634
		2,528,291
	VIRGINIA 0.1%
1,300,000	Fairfax County Economic Development Authority, Refunding Revenue Bonds, Series C, 2.43%, 10/1/34	1,171,627
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $9,632,027)		8,825,714
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.8%
897,673	FHLMC Pool #RA6817, MBS, 2.50%, 2/1/52	858,818
5,306	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	5,420
1,212,764	FHLMC Pool #QB2462, 3.00%, 8/1/50	1,193,248
2,429,347	FHLMC Pool #QB2958, 3.00%, 9/1/50	2,381,866
639,638	FHLMC Pool #QN6443, 1.50%, 5/1/36	607,401
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.8% (continued)
$967,986	FHLMC Pool #RB5022, 3.00%, 11/1/39	$956,127
1,057,620	FHLMC Pool #RD5024, 2.00%, 5/1/30	1,032,438
1,580,789	FHLMC Pool #SB8010, 2.50%, 10/1/34	1,565,031
167,767	FHLMC Pool #SB8026, 2.50%, 1/1/35	166,095
1,595,429	FHLMC Pool #SB8044, 2.00%, 5/1/35	1,551,682
2,163,946	FHLMC Pool #SB8078, 1.50%, 12/1/35	2,055,136
863,207	FHLMC Pool #SD7514, 3.50%, 4/1/50	871,609
562,462	FHLMC Pool #SD8093, 3.50%, 9/1/50	564,852
4,991,811	FHLMC Pool #SD8106, 2.00%, 11/1/50	4,651,506
2,533,520	FHLMC Pool #SD8108, 3.00%, 11/1/50	2,484,223
1,572,303	FHLMC Pool #SD8128, 2.00%, 2/1/51	1,464,812
1,876,687	FHLMC Pool #SD8134, 2.00%, 3/1/51	1,747,755
569,762	FHLMC Pool #SD8163, 3.50%, 8/1/51	571,763
986,430	FHLMC Pool #SD8196, MBS, 3.50%, 2/1/52	990,523
1,402	FHLMC Pool #ZK4078, 2.50%, 4/1/22	1,386
5,728	FHLMC Pool #ZN1699, 4.50%, 12/1/48	5,955
1,083,548	FHLMC Pool #ZS4647, 3.50%, 1/1/46	1,102,019
8,602	FHLMC Pool #ZS6516, 2.50%, 6/1/22	8,557
79,276	FHLMC Pool #ZS6632, 2.50%, 11/1/22	78,596
4,442	FHLMC Pool #ZT2090, 3.00%, 6/1/49	4,362
55,068	FHLMC REMIC Trust Series 4151, Series 4151, Class PA, 2.00%, 1/15/33	53,624
102	FNMA Pool #255132, 4.50%, 2/1/24	106
74,390	FNMA Pool #AB6344, 2.50%, 10/1/22	73,757
123,226	FNMA Pool #AQ3960, 3.00%, 8/1/28	124,530
69,959	FNMA Pool #AR0930, 2.50%, 1/1/28	69,332
1,623,824	FNMA Pool #AS0516, 3.00%, 9/1/43	1,625,404
690,844	FNMA Pool #AX9528, 3.50%, 2/1/45	702,881
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.8% (continued)
$36,340	FNMA Pool #AZ6194, 3.50%, 10/1/45	$36,989
49,277	FNMA Pool #AZ9703, 3.00%, 10/1/45	48,685
2,762	FNMA Pool #BK4970, 3.50%, 5/1/48	2,791
6,067	FNMA Pool #BK4987, 3.50%, 6/1/48	6,123
3,627	FNMA Pool #BK7396, 3.50%, 7/1/48	3,649
8,882	FNMA Pool #BK9639, 3.50%, 11/1/48	8,929
1,544,590	FNMA Pool #BM3634, 3.50%, 5/1/47	1,568,284
47,028	FNMA Pool #BM5689, 2.50%, 3/1/24	46,610
5,350	FNMA Pool #BN4309, 4.50%, 1/1/49	5,564
21,409	FNMA Pool #BN6305, 3.00%, 5/1/49	21,054
1,227,872	FNMA Pool #BP5709, 2.50%, 5/1/50	1,176,319
849,361	FNMA Pool #BQ9091, 2.00%, 12/1/50	791,484
1,550,537	FNMA Pool #BU8388, 3.00%, 11/1/51	1,520,079
964,193	FNMA Pool #CA5540, 3.00%, 4/1/50	948,046
269,132	FNMA Pool #CB0310, 1.50%, 4/1/36	255,652
1,775,585	FNMA Pool #CB2391, 2.50%, 12/1/51	1,698,704
4,107	FNMA Pool #FM1238, 4.00%, 3/1/49	4,201
354,379	FNMA Pool #FM1581, 2.50%, 2/1/26	350,906
3,282,914	FNMA Pool #FM2202, 4.00%, 12/1/48	3,365,168
1,299,427	FNMA Pool #FM3254, 3.50%, 5/1/49	1,322,773
1,188,321	FNMA Pool #FM4140, 2.50%, 9/1/50	1,139,098
899,784	FNMA Pool #FM4635, 2.00%, 11/1/50	838,687
912,914	FNMA Pool #FM5091, 1.50%, 12/1/50	816,876
751,548	FNMA Pool #FM6468, 4.00%, 6/1/49	768,262
1,335,140	FNMA Pool #FM9509, 3.00%, 11/1/36	1,351,614
2,213,229	FNMA Pool #FM9760, 3.50%, 11/1/51	2,223,957
2,421,335	FNMA Pool #FM9834, 3.50%, 6/1/49	2,442,670
2,428,368	FNMA Pool #FM9939, 4.00%, 1/1/52	2,482,235

See Notes to Financial Statements.

March 31, 2022

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.8% (continued)
$50,332	FNMA Pool #MA0073, 4.50%, 5/1/29	$52,232
12,176	FNMA Pool #MA1212, 2.50%, 10/1/22	12,072
61,466	FNMA Pool #MA2641, 3.00%, 6/1/46	61,176
97,137	FNMA Pool #MA3114, 2.50%, 8/1/32	96,169
122,125	FNMA Pool #MA3331, 3.00%, 4/1/48	120,498
468,899	FNMA Pool #MA3674, 2.50%, 5/1/34	464,225
505,554	FNMA Pool #MA3692, 3.50%, 7/1/49	508,702
239,111	FNMA Pool #MA3709, 2.50%, 6/1/34	236,728
158,196	FNMA Pool #MA3729, 2.50%, 7/1/34	156,619
486,991	FNMA Pool #MA3744, 3.00%, 8/1/49	477,969
488,890	FNMA Pool #MA3832, 3.50%, 11/1/39	492,487
1,168,570	FNMA Pool #MA4042, 2.00%, 6/1/35	1,136,504
1,075,811	FNMA Pool #MA4055, 2.50%, 6/1/50	1,031,250
1,795,732	FNMA Pool #MA4077, 2.00%, 7/1/50	1,674,085
3,414,000	FNMA Pool #MA4078, 2.50%, 7/1/50	3,268,495
2,727,495	FNMA Pool #MA4100, 2.00%, 8/1/50	2,542,676
1,076,580	FNMA Pool #MA4119, 2.00%, 9/1/50	1,003,576
808,278	FNMA Pool #MA4158, 2.00%, 10/1/50	753,414
5,150,301	FNMA Pool #MA4208, 2.00%, 12/1/50	4,799,925
1,576,766	FNMA Pool #MA4222, 3.50%, 12/1/50	1,584,273
887,774	FNMA Pool #MA4328, 1.50%, 5/1/36	843,072
984,078	FNMA Pool #MA4355, 2.00%, 6/1/51	915,815
903,152	FNMA Pool #MA4359, 1.50%, 6/1/36	857,409
1,971,348	FNMA Pool #MA4492, 2.00%, 12/1/51	1,835,879
1,747,335	FNMA Pool #MA4494, 3.00%, 12/1/51	1,713,090
2,966,559	FNMA Pool #MA4495, 3.50%, 12/1/51	2,977,243
1,584,248	FNMA Pool #MA4511, 2.00%, 1/1/52	1,472,443
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.8% (continued)
$34,780	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	$34,183
48,663	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	46,434
62,756	GNMA II Pool #MA1090, 3.50%, 6/20/43	64,484
32,124	GNMA II Pool #MA1448, 3.50%, 11/20/43	33,006
52,464	GNMA II Pool #MA2149, 4.00%, 8/20/44	55,159
48,077	GNMA II Pool #MA3803, 3.50%, 7/20/46	48,966
1,456,041	GNMA II Pool #MA3937, 3.50%, 9/20/46	1,481,775
464,873	GNMA II Pool #MA4836, 3.00%, 11/20/47	463,339
118,612	GNMA II Pool #MA5191, 3.50%, 5/20/48	120,410
135,487	GNMA II Pool #MA5527, 3.50%, 10/20/48	137,297
215,300	GNMA II Pool #MA5594, 3.50%, 11/20/48	217,793
62,554	GNMA II Pool #MA5650, 3.50%, 12/20/48	63,426
576,194	GNMA II Pool #MA5762, 3.50%, 2/20/49	585,018
593,040	GNMA II Pool #MA5815, 3.00%, 3/20/49	590,822
612,826	GNMA II Pool #MA6409, 3.00%, 1/20/50	608,821
544,316	GNMA II Pool #MA6866, 3.00%, 9/20/50	540,750
953,642	GNMA II Pool #MA7054, 3.50%, 12/20/50	961,913
703,644	GNMA II Pool #MA7256, 3.00%, 3/20/51	699,031
4,162,009	GNMA II Pool #MA7651, 3.50%, 10/20/51	4,196,774
		96,853,650
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $103,480,799)		96,853,650
Principal Amount		Value
U.S. TREASURY OBLIGATIONS 7.4%
	U.S. TREASURY NOTES & BONDS 7.4%
$3,170,000	U.S. Treasury Bonds, 5.38%, 2/15/31	$3,942,192
3,320,000	U.S. Treasury Bonds, 4.38%, 2/15/38	4,198,373
12,725,000	U.S. Treasury Bonds, 1.13%, 5/15/40	10,037,341
6,612,000	U.S. Treasury Bonds, 2.88%, 5/15/43	6,854,784
6,319,000	U.S. Treasury Bonds, 3.00%, 2/15/48	6,889,191
9,000,000	U.S. Treasury Notes, 0.25%, 4/15/23	8,863,945
2,000,000	U.S. Treasury Notes, 0.38%, 7/15/24(4)	1,910,391
7,805,000	U.S. Treasury Notes, 2.38%, 8/15/24	7,793,719
5,615,000	U.S. Treasury Notes, 2.25%, 11/15/24	5,584,512
9,400,000	U.S. Treasury Notes, 0.38%, 11/30/25	8,700,141
3,000,000	U.S. Treasury Notes, 2.63%, 12/31/25	3,013,945
7,075,000	U.S. Treasury Notes, 1.63%, 5/15/26	6,834,837
5,000,000	U.S. Treasury Notes, 0.63%, 3/31/27	4,577,930
9,400,000	U.S. Treasury Notes, 0.63%, 11/30/27	8,497,086
5,750,000	U.S. Treasury Notes, 2.75%, 2/15/28	5,845,684
10,000,000	U.S. Treasury Notes, 1.63%, 8/15/29	9,492,969
1,100,000	U.S. Treasury Notes, 1.13%, 2/15/31	993,738
TOTAL U.S. TREASURY OBLIGATIONS (Cost $111,706,339)		104,030,778

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
SHORT-TERM INVESTMENTS 5.2%
	MONEY MARKET FUNDS 5.2%
$66,577,859	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(5)	$66,577,859
7,338,595	State Street Navigator Securities Lending Government Money Market Portfolio(6)	7,338,595
		73,916,454
TOTAL SHORT-TERM INVESTMENTS (Cost $73,916,454)		73,916,454
TOTAL INVESTMENTS IN SECURITIES 100.1% (Cost $1,076,140,981)		$1,421,522,805
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.1)%		(1,816,325)
NET ASSETS 100%		$1,419,706,480
(1)
Non-income producing.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
Floating or variable rate security. The rate disclosed is the rate in effect as of March 31, 2022. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.

(4)
A portion or all of the security was held on loan. As of March 31, 2022, the market value of the securities on loan was $14,035,508.

(5)
Rate reflects 7 day yield as of March 31, 2022.

(6)
Securities with an aggregate market value of  $14,035,508 were out on loan in exchange for collateral including $7,338,595 of cash collateral as of March 31, 2022. The collateral was invested in a cash collateral reinvestment vehicle.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

REITs
Real Estate Investment Trusts.

REMIC
Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

March 31, 2022

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2022 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$955,574,285	$—	$—	$955,574,285
Asset-Backed Securities	—	10,111,988	—	10,111,988
Commercial Mortgage-Backed Securities	—	35,658,770	—	35,658,770
Corporate Bonds & Notes*	—	136,551,166	—	136,551,166
Long-Term Municipal Securities*	—	8,825,714	—	8,825,714
Residential Mortgage-Backed Securities	—	96,853,650	—	96,853,650
U.S. Treasury Obligations	—	104,030,778	—	104,030,778
Short-Term Investments	73,916,454	—	—	73,916,454
Total Investments in Securities	$1,029,490,739	$392,032,066	$—	$1,421,522,805

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at March 31, 2022

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$461,709,670	$1,421,522,805
Receivable for capital shares sold	293,327	614,628
Dividends and interest receivable	241,171	2,451,964
Prepaid expenses	37,513	90,280
Receivable for securities lending income	991	1,730
Receivable for securities sold	—	6,740,498
Total Assets	462,282,672	1,431,421,905
Liabilities:
Payable upon return of securities on loan (See Note 1(K))	6,483,239	7,338,595
Payable for capital shares redeemed	240,713	2,470,801
Payable for securities purchased	—	584,105
Accrued expenses:
Advisory fee	274,981	727,882
Service and distribution plan fees	69,659	105,510
Sub-transfer agent fees	24,189	71,507
Directors’ fees and expenses	4,190	2,234
Other	137,294	414,791
Total Liabilities	7,234,265	11,715,425
Net Assets	$455,048,407	$1,419,706,480
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 shares and 300,000,000 shares, respectively)	$9,349	$33,127
Additional paid-in capital	251,453,526	1,037,377,876
Distributable Earnings/(Loss)	203,585,532	382,295,477
Net Assets	$455,048,407	$1,419,706,480
Net Asset Value Per Share
Investor Class
Net Assets	$328,455,354	$499,219,557
Shares Outstanding	6,792,075	11,666,468
Net Asset Value, Offering and Redemption Price per Outstanding Share	$48.36	$42.79
Institutional Class
Net Assets	$126,593,053	$920,486,923
Shares Outstanding	2,556,497	21,460,738
Net Asset Value, Offering and Redemption Price per Outstanding Share	$49.52	$42.89
* Includes securities on loan of	$12,309,656	$14,035,508
Cost of investments	$256,533,272	$1,076,140,981
See Notes to Financial Statements.

Statements of Operations
for the Year Ended March 31, 2022

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $0 and $14,874, respectively)	$3,244,177	$8,669,334
Interest	—	10,315,536
Securities lending income (Net)	11,700	17,647
Total Income	3,255,877	19,002,517
Expenses:
Advisory fees	3,744,753	10,788,128
Service and distribution plan fees	934,585	1,517,266
Sub-transfer agent fees	291,688	884,864
Auditing and legal fees	136,403	429,316
Registration and filing fees	108,544	106,416
Custody and accounting fees	78,975	272,989
Transfer agent fees	61,184	318,380
Directors’ fees and expenses	54,719	177,676
Printing and postage fees	50,977	232,888
Fund administration fees	33,399	31,000
Compliance and tax service fees	25,254	64,079
Insurance fees	16,013	67,662
Other	33,141	54,062
Recoupment (See Note 5)	4,119	44,117
Total Expenses Before Fees Waived (See Note 5)	5,573,754	14,988,843
Less: Advisory Fees Waived	(59,591)	(75,103)
Net Expenses	5,514,163	14,913,740
Net Investment Income/(Loss)	(2,258,286)	4,088,777
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	19,499,476	100,796,623
Foreign currency transactions	—	108
	19,499,476	100,796,731
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	(31,182,773)	(5,767,838)
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(11,683,297)	95,028,893
Net Increase/(Decrease) in Net Assets from Operations	$(13,941,583)	$99,117,670
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Small Cap Opportunities Fund, Inc.
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net investment income/(loss)	$(2,258,286)	$(1,855,354)
Net realized gain/(loss) on investments	19,499,476	33,419,795
Change in net unrealized appreciation/(depreciation) on investments	(31,182,773)	175,151,252
Net increase/(decrease) in net assets from operations	(13,941,583)	206,715,693
Distributions to Shareholders from:
Investor Class	(21,858,560)	(28,345,129)
Institutional Class	(7,681,925)	(7,140,153)
	(29,540,485)	(35,485,282)
Share Transactions:
Proceeds from sale of shares
Investor Class	12,595,498	21,645,736
Institutional Class	42,828,529	66,713,652
Proceeds from reinvestment of distributions to shareholders
Investor Class	21,567,199	27,953,375
Institutional Class	7,626,154	7,078,152
Cost of shares redeemed
Investor Class	(60,555,544)	(105,369,156)
Institutional Class	(31,534,058)	(22,780,842)
Net increase/(decrease) in net assets from capital share transactions	(7,472,222)	(4,759,083)
Total increase/(decrease) in net assets	(50,954,290)	166,471,328
Net Assets:
Beginning of year	506,002,697	339,531,369
End of year	$455,048,407	$506,002,697
Capital Share Transactions:
Shares sold
Investor Class	234,434	469,015
Institutional Class	791,942	1,347,984
Shares issued to shareholders in reinvestment of distributions
Investor Class	406,698	579,105
Institutional Class	140,548	143,865
Shares redeemed
Investor Class	(1,129,530)	(2,335,052)
Institutional Class	(576,331)	(491,075)
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Asset Allocation Fund, Inc.
	Year Ended March 31, 2022	Year Ended March 31, 2021

Operations:
Net investment income/(loss)	$4,088,777	$2,679,167
Net realized gain/(loss) on investments and foreign currency	100,796,731	50,014,581
Change in net unrealized appreciation/(depreciation) on investments	(5,767,838)	276,713,547
Net increase/(decrease) in net assets from operations	99,117,670	329,407,295
Distributions to Shareholders from:
Investor Class	(36,991,741)	(3,732,902)
Institutional Class	(78,180,633)	(10,865,809)
	(115,172,374)	(14,598,711)
Share Transactions:
Proceeds from sale of shares
Investor Class	74,629,812	329,926,335
Institutional Class	255,362,228	914,837,092
Proceeds from reinvestment of distributions to shareholders
Investor Class	35,510,337	3,514,074
Institutional Class	76,064,513	10,601,974
Cost of shares redeemed
Investor Class	(232,929,799)	(468,183,225)
Institutional Class	(559,927,173)	(418,658,111)
Net increase/(decrease) in net assets from capital share transactions	(351,290,082)	372,038,139
Total increase/(decrease) in net assets	(367,344,786)	686,846,723
Net Assets:
Beginning of year	1,787,051,266	1,100,204,543
End of year	$1,419,706,480	$1,787,051,266
Capital Share Transactions:
Shares sold
Investor Class	1,628,720	8,221,048
Institutional Class	5,536,165	22,177,562
Shares issued to shareholders in reinvestment of distributions
Investor Class	783,720	81,514
Institutional Class	1,676,134	245,473
Shares redeemed
Investor Class	(5,153,267)	(11,177,926)
Institutional Class	(12,705,212)	(9,830,184)

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Years Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$53.12	$34.69	$48.31	$51.99	$47.38
Income/(loss) from investment operations:
Net investment income/(loss)	(0.28)(1)	(0.22)(1)	(0.12)(1)	(0.02)	0.03
Net gains/(losses) on securities (both realized and unrealized)	(1.21)	22.68	(3.34)	3.09	6.46
Total from investment operations	(1.49)	22.46	(3.46)	3.07	6.49
Less distributions:
Distributions from net realized gains	(3.27)	(4.03)	(10.16)	(6.75)	(1.88)
Total distributions	(3.27)	(4.03)	(10.16)	(6.75)	(1.88)
Net asset value, end of year	$48.36	$53.12	$34.69	$48.31	$51.99
Total return	(3.34)%	65.92%	(11.25)%	7.80%	13.70%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$328,455	$386,766	$297,244	$400,688	$449,737
Ratio of gross expenses to average net assets	1.16%	1.18%	1.19%	1.21%	1.21%
Ratio of net investment income/(loss) to average net assets	(0.52)%	(0.48)%	(0.25)%	(0.24)%	(0.22)%
Portfolio turnover rate	3%	4%	18%	20%	11%
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Years Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$54.19	$35.25	$48.83	$52.34	$47.56
Income/(loss) from investment operations:
Net investment income/(loss)	(0.14)(1)	(0.10)(1)	0.00(1)(2)	(0.02)	0.03
Net gains/(losses) on securities (both realized and unrealized)	(1.26)	23.07	(3.42)	3.26	6.63
Total from investment operations	(1.40)	22.97	(3.42)	3.24	6.66
Less distributions:
Distributions from net realized gains	(3.27)	(4.03)	(10.16)	(6.75)	(1.88)
Total distributions	(3.27)	(4.03)	(10.16)	(6.75)	(1.88)
Net asset value, end of year	$49.52	$54.19	$35.25	$48.83	$52.34
Total return	(3.10)%	66.33%	(11.03)%	8.09%	14.01%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$126,593	$119,237	$42,287	$48,783	$39,582
Ratio of gross expenses to average net assets	0.95%	0.96%	1.00%	1.02%	1.01%
Ratio of net expenses to average net assets	0.91%	0.93%	0.94%	0.96%	0.96%
Ratio of net investment income/(loss) to average net assets	(0.25)%	(0.21)%	0.00%(2)	0.02%	0.05%
Portfolio turnover rate	3%	4%	18%	20%	11%

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Amount is less than $0.01 per share or 0.01%.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Years Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$43.14	$34.72	$35.07	$31.95	$30.01
Income/(loss) from investment operations:
Net investment income/(loss)	0.03(1)	0.00(1)(2)	0.20(1)	0.14	0.15
Net gains/(losses) on securities (both realized and unrealized)	2.59	8.65	0.12	3.95	3.16
Total from investment operations	2.62	8.65	0.32	4.09	3.31
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.16)	(0.13)	(0.14)
Distributions from net realized gains	(2.96)	(0.22)	(0.51)	(0.84)	(1.23)
Total distributions	(2.97)	(0.23)	(0.67)	(0.97)	(1.37)
Net asset value, end of year	$42.79	$43.14	$34.72	$35.07	$31.95
Total return	5.70%	24.93%	0.75%	13.17%	11.11%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$499,220	$621,482	$600,102	$384,222	$285,753
Ratio of gross expenses to average net assets	1.02%	1.03%	1.08%	1.12%	1.12%
Ratio of net investment income/(loss) to average net assets	0.07%	0.01%	0.54%	0.46%	0.43%
Portfolio turnover rate	14%	19%	16%	19%	19%
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Years Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$43.24	$34.82	$35.16	$32.03	$30.08
Income/(loss) from investment operations:
Net investment income/(loss)	0.15(1)	0.11(1)	0.30(1)	0.19	0.24
Net gains/(losses) on securities (both realized and unrealized)	2.61	8.68	0.11	4.00	3.17
Total from investment operations	2.76	8.79	0.41	4.19	3.41
Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.24)	(0.22)	(0.23)
Distributions from net realized gains	(2.96)	(0.22)	(0.51)	(0.84)	(1.23)
Total distributions	(3.11)	(0.37)	(0.75)	(1.06)	(1.46)
Net asset value, end of year	$42.89	$43.24	$34.82	$35.16	$32.03
Total return	5.98%	25.24%	0.99%	13.49%	11.33%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$920,487	$1,165,569	$500,103	$160,075	$32,668
Ratio of gross expenses to average net assets	0.77%	0.78%	0.84%	0.88%	0.94%
Ratio of net expenses to average net assets	0.77%	0.78%	0.83%	0.87%	0.87%
Ratio of net investment income/(loss) to average net assets	0.32%	0.26%	0.80%	0.74%	0.68%
Portfolio turnover rate	14%	19%	16%	19%	19%

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Amount is less than $0.01 per share or 0.01%.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. Value Line Small Cap Opportunities Fund, Inc. will attempt to achieve its objective by investing at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalization. A portion of Value Line Small Cap Opportunities Fund, Inc.’s assets may also be invested in stocks of U.S. mid-market capitalization companies. Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk by investing in a broad range of common stocks, bonds and money market instruments. Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shift the assets of the Fund among equity, debt and money market securities as the models indicate and its adviser, deems appropriate. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) and a pricing committee (the

March 31, 2022

“Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of March 31, 2022, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. Value Line Asset Allocation Fund, Inc. may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by Value Line Asset Allocation Fund, Inc. as a purchase

Notes to Financial Statements (continued)

transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Fund Distributions:   Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary, to comply with the Internal Revenue Code.
(F) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Transfer agent fees	$45,259	$15,925	$61,184
Sub-transfer agent fees	208,108	83,580	291,688
Registration and filing fees	48,477	60,067	108,544
Other	24,167	8,974	33,141
	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Transfer agent fees	$89,656	$228,724	$318,380
Sub-transfer agent fees	306,626	578,238	884,864
Registration and filing fees	47,289	59,127	106,416
Other	19,068	34,994	54,062
(G) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

March 31, 2022

(I) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(J) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(K) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. The Funds or the borrower may terminate the loan at any time. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of March 31, 2022, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*
Value Line Small Cap Opportunities Fund, Inc.	$12,309,656	$12,722,976
Value Line Asset Allocation Fund, Inc.	14,035,508	14,301,565

*
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received cash collateral of $6,483,239 and $7,338,595, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. received non-cash collateral of  $6,239,737 in the form of U.S. Government obligations, ranging from 0.13%-6.88%, maturing 4/14/22 – 2/15/52 and Value Line Asset Allocation Fund, Inc. received non-cash collateral of $6,962,970 in the form of U.S. Government obligations, ranging from 0.13%-6.25%, maturing 7/15/22 – 2/15/52. The Funds cannot sell or repledge the non-cash collateral and it accordingly is not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

(L) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the

Notes to Financial Statements (continued)

consequences of which are currently unpredictable. Certain of the Funds’ investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Funds’ investments.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended March 31, 2022, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Obligations	Sales of Investment Securities Excluding U.S. Government Obligations	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Small Cap Opportunities Fund, Inc.	$16,368,895	$37,821,451	$—	$—
Value Line Asset Allocation Fund, Inc.	141,504,971	458,348,498	98,747,695	191,955,146
4.   Income Taxes
At March 31, 2022, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of Investments for Tax purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation) on Investments
Value Line Small Cap Opportunities Fund, Inc.	$256,390,383	$217,590,466	$(12,271,179)	$205,319,287
Value Line Asset Allocation Fund, Inc.	1,076,353,775	376,877,633	(31,708,603)	345,169,030
Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales, return of capital on corporations and market premium amortization.

March 31, 2022

As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Small Cap Opportunities Fund, Inc.	$—	$—	$—	$205,319,287	$—	$(1,733,755)	$203,585,532
Value Line Asset Allocation Fund, Inc	4,147,539	32,978,908	—	345,169,030	—	—	382,295,477
In accordance with federal tax laws applicable to investment companies, all or a portion of losses resulting from (a) capital loss or net specified losses realized between November 1 and the Funds’ fiscal year-end or (b) ordinary losses realized between January 1 and the Funds’ fiscal year-end are not recognized for tax purposes until the subsequent year (late-year loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) total distributable earnings/(loss) and additional paid-in capital for the Funds as follows:
	Total Distributable Earnings/(Loss)
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Small Cap Opportunities Fund, Inc.	$2,471,832	$548,632	$(3,020,464)
Value Line Asset Allocation Fund, Inc.	2,380,014	(2,380,014)	—
These reclassifications were primarily due to net operating losses, taxable overdistributions and paydown losses. Net assets were not affected by these reclassifications.
The tax composition of distributions paid to shareholders during fiscal years ended March 31, 2022 and 2021, were as follows:
	Year Ended March 31, 2022 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$29,540,485	$29,540,485
Value Line Asset Allocation Fund, Inc.	5,820,859	109,351,515	115,172,374
	Year Ended March 31, 2021 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$35,485,282	$35,485,282
Value Line Asset Allocation Fund, Inc.	4,707,510	9,891,201	14,598,711

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. and managing each Fund’s investments for the year ended March 31, 2022, the Adviser was paid a fee at an annual rate of 0.74% and 0.62%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for Value Line Small Cap Opportunities Fund and 0.65%

Notes to Financial Statements (continued)

for Value Line Asset Allocation Fund (the “Combined Rate”). The advisory fee component paid by the Funds to the Adviser for each period is calculated by subtracting the amount paid by the Funds for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with each Fund. For Value Line Asset Allocation Fund, Inc., the Adviser contractually agreed to waive and not recoup a portion of its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver creates a breakpoint in the advisory fee and can be terminated without shareholder approval only by agreement of the Funds’ Board.
For the year ended March 31, 2022, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$3,744,753
Value Line Asset Allocation Fund, Inc.	10,788,128
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of each Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended March 31, 2022, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$934,585
Value Line Asset Allocation Fund, Inc.	1,517,266
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which a Fund may pay directly to the financial intermediary or indirectly via the Distributor, will not exceed (unless approved by the Board) the lower of: (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended March 31, 2022, the below sub-transfer agency fees were paid or payable to the Distributor:
Fund	Sub TA Fees
Value Line Small Cap Opportunities Fund, Inc.	$291,688
Value Line Asset Allocation Fund, Inc.	884,864
The Adviser has agreed to pay or reimburse certain class-specific expenses of the Funds attributable to the Institutional Class, so that the Institutional Class bears its class-specific fees and expenses at the same annual percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding the 12b-1 fees paid by the Investor Class and certain non-routine class-specific expenses, if applicable) (the “Expense Limitation”). The Adviser may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’s expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Expense Limitation can be terminated or modified only with the agreement of the Board. For the year ended March 31, 2022, fees contractually waived/reimbursed by the Adviser amounted to $59,591 and $75,103 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. respectively. As of March 31, 2022, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:

March 31, 2022

Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2023	$15,622
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2024	12,694
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2025	59,591
Value Line Asset Allocation Fund, Inc.	March 31, 2023	—
Value Line Asset Allocation Fund, Inc.	March 31, 2024	—
Value Line Asset Allocation Fund, Inc.	March 31, 2025	30,986
During the year ended March 31, 2022, the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amounts of $4,119 and $44,117, respectively.
6.
Subsequent Event

On March 10, 2022, Fund Management recommended, and the Board agreed to change the fiscal year-end of the Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc. to December 31. The change is effective on April 1, 2022. Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
May 19, 2022
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on October 1, 2021 and held for six months ended March 31, 2022.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$924.00	$5.56	1.16%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	925.30	4.37	0.91
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	984.00	5.09	1.03
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	985.30	3.86	0.78
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,019.15	$5.84	1.16%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,020.39	4.58	0.91
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,019.80	5.19	1.03
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,021.04	3.93	0.78

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended March 31, 2022, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	0%	0%	$29,540,485
Value Line Asset Allocation Fund, Inc.	96%	96%	109,351,515
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for both Funds. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge by calling 1-800-243-2729.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 51	Director	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	9	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 66	Director	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2020.	9	KOP Therapeutics Corp (biotechnology)
James E. Hillman Age: 65	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	9	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 82	Director	Since 2000	Chairman, Institute for Political Economy	9	None
Nancy-Beth Sheerr Age: 72	Director	Since 2000	Independent Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until 2013.	9	None

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 51	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Christopher W. Roleke Age: 50	Treasurer and Chief Financial Officer	Since 2020	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.
Michael J. Wagner Age: 71	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC 2006 – 2019.
Emily D. Washington Age: 43	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008 – 2020.
Robert Scagnelli Age: 60	Vice President	Since 2020	Vice President of each of the Value Line Funds since 2020; Vice President of the Distributor and the Adviser since 2011.
The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

ValueLine*funds*

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

Strategies That Have Stood the Test of Time

1950 **Value Line Mid Cap Focused Fund**

1952 **Value Line Capital Appreciation Fund**

1956 **Value Line Select Growth Fund**

1972 **Value Line Larger Companies Focused Fund**

1986 **Value Line Core Bond Fund**

1993 **Value Line Small Cap Opportunities Fund**

1993 **Value Line Asset Allocation Fund**

2015 Institutional shares launched for the **Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**

2017 Institutional shares launched for the **Value Line Mid Cap Focused Fund**

2020 Institutional shares launched for the **Value Line Select Growth Fund**

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, Suite 1606, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

(b) Not applicable

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees 2022 - $111,567

Audit Fees 2021 - $102,159

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2022 - None

Tax Preparation Fees 2021 - None

(d)	All Other Fees – None

(e)	(1)	Not Applicable

(e)	(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2022 -$0

Aggregate Non-Audit Fees 2021 -$0

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls during the period covered by this report including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Jim Gallo
Jim Gallo, Treasurer, Principal Financial Officer

Date:	June 10, 2022